                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                          DATE OF REPORT: MARCH 6, 1998
                 DATE OF EARLIEST EVENT REPORTED: MARCH 4, 1998


                               PRIMARK CORPORATION
             (Exact name of registrant as specified in its charter)


                                     1-8260
                            (Commission File Number)



          MICHIGAN                                        38-2383282
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation or organization)


1000 WINTER STREET, SUITE 4300N, WALTHAM, MA                02154
(Address of principal executive offices)                  (Zip Code)


                                  617-466-6611
              (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS

Pursuant to the terms of the Registration Rights Agreement between the Company and the former owners of ICV Limited (the "Selling Shareholders") dated October 24, 1996, the Company registered 2,200,000 shares of its common stock on February 26, 1998. In connection with the registration of these shares, the Company and certain Selling Shareholders have entered into an underwriting agreement dated March 4, 1998 to facilitate the sale of 1,100,000 shares. The Company will receive no proceeds from the sale of these shares.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

FINANCIAL STATEMENTS
Financial statements are not required and therefore have not been filed with this Form 8-K.

EXHIBITS
Exhibit
Number            Description

    1.1 Underwriting Agreement dated March 4, 1998 between the Company, certain Selling Shareholders and BT Alex. Brown Incorporated.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                PRIMARK CORPORATION

 Date:  March 6, 1998                           By:  /s/ STEPHEN H. CURRAN
                                                --------------------------

                                                      Stephen H. Curran
                                                 Executive Vice President and
                                                   Chief Financial Officer
                                                (Principal Financial Officer)